UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2005

CHARMING SHOPPES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 WINKS LANE, BENSALEM, PA	19020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 245-9100

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 7, 2005 we issued a press release announcing our upwardly revised earnings guidance for the quarter ended July 30, 2005 and for the fiscal year ended January 28, 2006. The press release is attached as Exhibit 99.1 to this report.

In accordance with general instruction B.2 to Form 8-K, the information included in this Item 7.01, and the exhibit attached hereto, shall be deemed to be “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 7, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date July 7, 2005	By:	/s/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

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EXHIBIT INDEX

Exhibit. No.
99.1	Press Release dated July 7, 2005

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